Shareholders' Equity	12 Months Ended
Mar. 31, 2011
Shareholders' Equity
Shareholders' Equity

11. SHAREHOLDERS' EQUITY

Dividends

The Corporate Law of Japan (the "Corporate Law") permits companies to pay dividends at any time during the fiscal year in addition to the year-end dividend upon resolution of the shareholders meeting. Semiannual interim dividends may also be paid once a year upon resolution of the Board of Directors if the articles of incorporation of the companies so stipulate. For companies that meet certain criteria such as (1) having the Board of Directors, (2) having independent auditors, (3) having the Board of Corporate Auditors, (4) the term of service of the directors is one year rather than two years of normal term, and (5) prescribing that the Board of Directors may declare dividends in its articles of incorporation, the Board of Directors may declare dividends (except for dividends in kind). The Company meets all the above criteria.

The Corporate Law also provides certain limitations on the amounts available for dividends. Under the Corporate Law, the amount available for dividends is based on other retained earnings, less treasury stock, as recorded on the books of the parent company. At March 31, 2011, other retained earnings, less treasury stock, recorded on the parent company's books of account were ¥ 223,299 million.

Purchase of Treasury Stock

The Corporate Law also provides for companies to purchase treasury stock. Companies may purchase its treasury stock through market transactions by resolution of the Board of Directors if companies have prescribed so in its articles of incorporation. The Company meets this condition. The same limitations as dividends exist in the amount available for this purchase of treasury stock.

Increases/Decreases and Transfer of Common Stock, Reserve, and Surplus

The Corporate Law requires that an amount equal to 10% of dividends must be appropriated as additional paid-in capital or as a legal reserve depending on the equity account charged upon the payment of such dividends until the total of additional paid-in capital and legal reserve equals 25% of the common stock. Under the Corporate Law, the total amount of additional paid-in capital and legal reserve may be reversed without limitation of such threshold. The Corporate Law also provides that common stock, capital surplus, legal reserve, and other retained earnings can be transferred among the accounts under certain conditions upon resolution of the shareholders meeting.

Accumulated Other Comprehensive Income (Loss)

The following table presents the components of accumulated other comprehensive income (loss), net of taxes:

(¥ in millions)
At March 31:	2011	2010
Foreign currency translation adjustments	¥(65,689)	¥(42,215)
Unrealized gains on securities	15,922	21,050
Unrealized losses on derivatives	(787)	(1,592)
Pension liability adjustments	(14,827)	(11,734)

Total accumulated other comprehensive loss	¥(65,381)	¥(34,491)

Effects of Changes in Ownership Interests in Subsidiaries

The following table presents the effects of changes in Kubota Corporation's ownership interests in its subsidiaries on Kubota Corporation shareholder's equity:

(¥ in millions)
For the years ended March 31:	2011	2010
Net income attributable to Kubota Corporation	¥54,822	¥42,326

Transfers from (to) the noncontrolling interests:
Increase in capital surplus for purchases of noncontrolling interests	425	125
Decrease in capital surplus for purchases of noncontrolling interests	(726)	(3,828)
Increase in capital surplus for changes in ownership interests in subsidiaries from other transactions	199	—
Decrease in capital surplus for changes in ownership interests in subsidiaries from other transactions	—	(206)

Net transfers to the noncontrolling interests	(102)	(3,909)

Change from net income attributable to Kubota Corporation and transfer to noncontrolling interests	¥54,720	¥38,417